POWER OF ATTORNEY

      Know all by these presents, each of the undersigned hereby constitutes and appoints Darren Levine, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (and all amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder and (ii) reports on Schedule 13G and Schedule 13D (and all amendments thereto) in accordance with Section 13 of the Exchange Act and the rules thereunder, in each case with respect to the beneficial ownership of securities by the undersigned;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or
Schedule 13G or Schedule 13D, complete and execute any amendment or amendments thereto, and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, each the undersigned has caused this Power of Attorney to be executed as of this 29th day of January, 2009.

DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn, Managing Member
     -----------------------------------
     James E. Flynn, Managing Member


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn, Managing Member
     -----------------------------------
     James E. Flynn, Managing Member


DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC General Partner

By:  /s/ James E. Flynn, Managing Member
     -----------------------------------
     James E. Flynn, Managing Member


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner

By:  /s/ James E. Flynn, Managing Member
     -----------------------------------
     James E. Flynn, Managing Member

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn, Managing Member
     -----------------------------------
     James E. Flynn, Managing Member

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn, Managing Member
     -----------------------------------
     James E. Flynn, Managing Member

NTMD PARENT ACQUISITION CORP.

By:  /s/ Alexander Karnal
     -----------------------------------
     Alexander Karnal, Chief Executive Officer

NTMD ACQUISITION CORP.

By:  /s/ Alexander Karnal
     -----------------------------------
     Alexander Karnal, Chief Executive Officer

JAMES E. FLYNN

/s/ JAMES E. FLYNN
------------------